ACQUISITIONS	Dec. 31, 2021
Year Ended December 31
ACQUISITIONS

NOTE 9 – ACQUISITIONS

Acquisition of Ultimate Brain Nutrients, LLC

On April 3, 2020, the Company entered into a Share Exchange Agreement by and among Grey Cloak Tech Inc., Ultimate Brain Nutrients, LLC, a Delaware limited liability company (“UBN”), and the members of UBN, whereby we issued and exchanged 90,000,960 shares of our common stock for all of the outstanding equity securities of UBN. UBN is now our wholly-owned subsidiary. The shares of common stock issued in the Exchange are equal to approximately 42.5% of our outstanding common stock immediately following the exchange.

The assets acquired and liabilities assumed as part of our acquisition were recognized at their fair values as of the effective acquisition date, April 3, 2020. The following table summarizes the fair values assigned to the assets acquired and liabilities assumed.

Cash	$(5,466)
Current assets	315,604
Current liabilities	0
Net assets acquired	$310,137

The purchase price method was used when calculating the fair market value of the UBN purchase. On April 3, 2020 the closing stock price for GRCK was $0.021. The total number of shares exchanged multiplied by the closing stock price equaled a purchase value of $1,890,020. The difference between the net assets acquired and the purchase value was recorded as $1,579,883 of goodwill for the purchase. Due to the goodwill impairment, the Company fully expensed the goodwill recorded in this transaction. The Company viewed UBN’s balance sheet as being fairly valued as of April 3, 2020 so no adjustment was needed under the purchase price method of valuation.